UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 8, 2011
Date of Report (date of earliest event reported)

Sigma Designs, Inc.
(Exact name of Registrant as specified in its charter)

California	001-32207	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1778 McCarthy Blvd
Milpitas, California  95035
(Address of principal executive offices)

(408) 262-9003
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Shareholder Approval of Amendment to Sigma Designs, Inc. Amended and Restated 2009 Stock Incentive Plan

At the 2011 Annual Meeting of Shareholders of Sigma Designs, Inc. (the “Company”) held on July 8, 2011, the Company’s shareholders approved an increase in the number of shares of common stock authorized for issuance under the Sigma Designs, Inc. Amended and Restated 2009 Stock Incentive Plan (the “2009 Plan”) by 2,000,000 shares. A copy of the 2009 Plan, as amended, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s 2011 Annual Meeting of Shareholders was held on July 8, 2011.  At this Annual Meeting, the following proposals were voted upon and approved:

Proposal 1:  To elect Thinh Q. Tran, William J. Almon, Julien Nguyen and Lung C. Tsai as directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Directors	For	Withheld	Broker Non-Votes
Thinh Q. Tran	17,552,587	819,254	8,019,410
William J. Almon	16,264,214	2,107,627	8,019,410
Julien Nguyen	15,869,880	2,501,961	8,019,410
Lung C. Tsai	16,323,737	2,048,104	8,019,410

Proposal 2:  To approve the amendment of Sigma Designs, Inc. Amended and Restated 2009 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
13,655,610	4,695,422	20,809	8,019,410

Proposal 3:  To ratify the appointment of Armanino McKenna LLP as the Company’s independent registered public accounting firm.

For	Against	Abstain
26,023,189	251,057	117,005

Proposal 4: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
17,750,596	547,950	73,295	8,019,410

Proposal 5:  To hold an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
9,120,375	111,092	9,091,922	48,452	8,019,410

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number 10.1	Description Sigma Designs, Inc. 2009 Amended and Restated Stock IncentivePlan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2011		SIGMA DESIGNS, INC.

	By:	/s/ Thinh Q. Tran
Thinh Q. Tran President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Exhibit Number 10.1	Description Sigma Designs, Inc. 2009 Amended and Restated Stock IncentivePlan, as amended.